Lawsuits and complaints	12 Months Ended
Dec. 31, 2018
Disclosure of lawsuits and complaints [Abstract]
Disclosure of lawsuits and complaints [Text Block]
Note 22	Lawsuits and complaints

Lawsuits and complaints

During 2015, the Chilean IRS filed several lawsuits and complaints against a number of individuals related to the so-called “SQM Case”, which were associated with the irregular financing of politicians. Amongst those affected by these legal claims were the legal representatives of the Company the then-current CEO, Patricio de Sominihac T., as well as the then-current Vice President of Corporate Services and CFO, Ricardo Ramos R., now Chief Executive Officer. Those lawsuits and complaints related to alleged tax crimes associated with a possible undue decrease in the taxable net income of the Company and two of its subsidiaries over the last seven years by recording as expenses varios invoices and fee receipts, which could be considered as ideologically false. Similar legal actions were also filed against the taxpayers who provided the tax documents that allowed the alleged commission of the related illicit acts.

Actions performed by the Authority and Termination of research in Chile

The Public Ministry and the Chilean IRS (Servicio de Impuestos Internos (SII) have performed a number of actions within the framework of the so-called “SQM Case”, where the Company and its executives have provided their cooperation. Several of the Company’s executives have granted access to their computers and made several statements at the request of the Prosecutors responsible for the investigation. Additionally, SQM has provided physical and digital copies of its accounting records and its subsidiaries’ accounting records. SQM has also provided the Public Ministry with its email files and all the documentation that has been requested by the authority.

On August 17, 2018, the Eighth Guarantee Court declared the definitive dismissal of the Company, SQM Salar and SQM Nitratos with respect to the case in which their criminal liability was being investigated.

On January 15, 2019, the MP communicated to the Eighth Criminal Court its decision not to continue with the criminal investigation against Messrs. Patricio de Solminihac T, Ricardo Ramos R. and Enrique Olivares C.

Shearman & Sterling and Ad-Hoc Committee

On February 26, 2015, the Board of Directors of SQM established an ad-hoc committee comprised of three directors (the “Ad-hoc Committee”), which was authorized to conduct an investigation on the matters described in the preceding paragraph and to request any external advisory services it deemed necessary. The original members of the Ad-hoc Committee were José María Eyzaguirre B., Juan Antonio Guzmán M., and Wolf von Appen B.

The Ad-hoc Committee hired its own legal counsel in Chile and the United States as well as forensic accountants in the United States to support its internal investigation. The U.S. attorneys hired by the Ad-hoc Committee were mainly charged with reviewing the important facts and analyzing them in the context of the United States Foreign Corrupt Practices Act (“FCPA”). However, the Ad-hoc Committee’s factual conclusions were shared with both Chilean authorities and U.S. authorities.

On December 15, 2015, the Ad-hoc Committee presented the conclusions of its investigation to the Board of Directors. In addition to discussing the facts related to the referenced payments, the Ad-hoc Committee concluded that, for the purposes of the FCPA:

a.	payments were identified that had been authorized by the former CEO of SQM for which the Company did not find sufficient supporting documentation;
b.	no evidence was identified that demonstrated that such payments were made in order to prompt a public official to act or abstain from acting in order to help SQM obtain economic benefits;
c.
in relation to the cost centers managed by the former CEO of SQM, it was concluded that the Company's books did not accurately reflect the transactions in question but that these transactions were determined to be quantitatively immaterial in comparison to SQM's equity, sales, expenses and profits during that period; and that.

d.	SQM's internal controls were insufficient to supervise the expenses within the cost center managed by the former CEO of SQM and relied on the proper use of resources by Patricio Contesse G. himself.

After the Ad-hoc Committee presented its conclusions to the Board of Directors, the Company voluntarily shared these conclusions with the Chilean and U.S. Authorities (including the Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice (the “DOJ”) and has since collaborated by handing over documents and additional information requested by these authorities regarding this investigation.

Investigation by the Department of Justice and the Securities Exchange Commission and Agreements
The Company reported on the investigation by Shearman & Sterling for North American regulatory entities (DOJ and Securities and Exchange Commission, the “SEC”), in accordance with the regulations in force in the United States of America. The results of this investigation were given to these regulatory entities, which have opened investigations to determine the existence of possible noncompliance with the FCPA or Internal control standards.

On January 13, 2017, the Company and the DOJ reached agreement on the terms of a Deferred Prosecution Agreement (the “DPA”) that would resolve the DOJ’s inquiry, based on alleged violations of the books and records and internal controls provisions of the Foreign Corrupt Practices Act. Among other terms, the DPA calls for the Company to pay a monetary penalty of US$15,487,500, and engage a compliance monitor for a term of two (2) years. Upon successful completion of the three (3) year term of the DPA, all charges against the Company would be dismissed. On the same date, the SEC agreed to resolve its inquiry through an administrative cease and desist order, arising out of the alleged violations of the same accounting provisions of the FCPA. Among other terms, the SEC order calls for the Company to pay an additional monetary penalty of US$15 million. These penalties were reflected in the 2016 financial statements.
In accordance with the terms of the Deferred Prosecution Agreement (the “DPA”) with the DOJ, the Company has accepted that the DOJ formulates (i) a charge for infractions for the lack of implementation of effective internal accounting systems and internal accounting controls and (ii) a charge for infractions for failure to adequately maintain books, records and accounting sections in relation to the events investigated. Under the DPA, the DOJ has agreed not to pursue such charges against the Company for a period of 3 years and release the Company from liability after such period, inasmuch as within that period the Company complies with the terms of the DPA. These include payment of a fine of US$15,487,500 and acceptance of an external monitor for a period of 24 months (the “Monitor”) that will assess the Company’s compliance program, and continue to report on the Company independently for an additional year.

In relation to the agreement with the SEC, the Company has agreed to (i) pay a fine of 15 million dollars and (ii) maintain the Monitor for the aforementioned period.

The SEC has issued a
Cease and Desist Order
that does not identify other breaches of United States regulations.

The aforementioned amounts, approximately US$30.5 million, were reflected in the Company’s profit and loss during the fourth quarter of 2016 in the Other Expenses by function line.